ADVANCED SERIES TRUST

AST Advanced Strategies Portfolio

AST PIMCO Total Return Bond Portfolio

Supplement dated October 28, 2014 to the Currently Effective Summary Prospectuses

for the AST Advanced Strategies Portfolio and the AST PIMCO Total Return Bond Portfolio

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated October 28, 2014

to the Currently Effective Annuity Prospectuses

This supplement should be read in conjunction with the Advanced Series Trust (the Trust) Summary Prospectuses for the AST Advanced Strategies Portfolio (the Advanced Strategies Portfolio) and the AST PIMCO Total Return Bond Portfolio (the Total Return Portfolio, and together with the Advanced Strategies Portfolio, the Portfolios) and should be retained for future reference. This supplement should also be read in conjunction with your current Prospectus for your Annuity issued by one of the insurance companies listed above. We are issuing this supplement to reflect the changes to the Portfolios described below that may affect the Annuity that you own. This supplement is not intended to be a prospectus or offer for any other Annuity that you do not own. The Advanced Strategies Portfolio and the Total Return Portfolio may not be available under your Annuity. For more information about the portfolios available under your Annuity, please refer to your Annuity Prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in each Summary Prospectus and in each Annuity Prospectus.

_________________________________________________________________________________________________

A.	AST Advanced Strategies Portfolio: New Subadvisory Arrangement

The Board of Trustees (the Board) of the Trust recently approved replacing Pacific Investment Management Company LLC (PIMCO) as the subadviser for the U.S. fixed income segment of the Advanced Strategies Portfolio (the Total Return Sleeve) with Prudential Investment Management, Inc. (PIM). This change is expected to become effective on or about January 5, 2015.

To reflect this change, the Advanced Strategies Portfolio Summary Prospectus is revised as follows:

         I.            All references in the Summary Prospectus to PIMCO are hereby deleted.

       II.            The following information is hereby added to the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
	Prudential Investment Management, Inc.	Michael J. Collins, CFA	Managing Director	January 2015
		Richard Piccirillo	Principal	January 2015
		Gregory Peters	Managing Director	January 2015
		Robert Tipp, CFA	Managing Director	January 2015

B.	AST PIMCO Total Return Bond Portfolio: New Subadvisory Arrangement and Name Change

The Board of the Trust recently approved replacing PIMCO as the subadviser for the Total Return Portfolio with BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P. The Total Return Portfolio will also be renamed the AST BlackRock/Loomis Sayles Bond Portfolio. These changes are expected to become effective on or about January 5, 2015.

To reflect these changes, the Total Return Portfolio Summary Prospectus is revised as follows:

         I.            All references in the Prospectus to AST PIMCO Total Return Bond Portfolio are hereby changed to AST BlackRock/Loomis Sayles Bond Portfolio.

       II.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the following:

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In selecting fixed income securities, the subadvisers use economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadvisers’ outlook for the US and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the tools used by the subadvisers.

III. The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited	Bob Miller	Managing Director	January 2015
AST Investment Services, Inc.		Rick Rieder	Managing Director	January 2015
	Loomis, Sayles & Company, L.P.	Peter Palfrey	Vice President	January 2015
		Rick Raczkowski	Vice President	January 2015

C.	Annuity Prospectuses: New Subadvisory Arrangements and Name Change for Variable Investment Options

Please check your current Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

To reflect the changes described above, the Prospectus for each Annuity is revised as follows:

      I.               The table in the Variable Investment Options section of each Annuity Prospectus is revised to incorporate a reference to PIM as a subadviser for the Advanced Strategies Portfolio;

II. The reference to Pacific Investment Management Company LLC (PIMCO) with respect to the Total Return Bond Portfolio in the table in the Variable Investment Options section of each Annuity Prospectus is deleted and replaced with a reference to BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited and Loomis, Sayles & Company, L.P.; and

III. All references to AST PIMCO Total Return Bond Portfolio in each Annuity Prospectus are hereby changed to AST BlackRock/Loomis Sayles Bond Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

COMBOSUP1